UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 20, 2006

                           COGENCO INTERNATIONAL INC.
                           --------------------------
           (Name of small business issuer as specified in its charter)


Colorado                            2-87052-D                84-0194754
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State of                            Commission File          IRS Employer
Incorporation                       Number                   Identification No.


    Suite 1870, 6400 So. Fiddler's Green Circle, Greenwood Village, CO 80111
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                     Address of principal executive offices

                                  303-758-1357
                                  ------------
                           Telephone number, including
                                    Area code

               4085 South Dexter Street, Englewood, Colorado 80113
               ---------------------------------------------------
           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 - Registrant's Business and Operations
Item 1.01 - Entry Into a Material Definitive Agreement

     As previously reported, in August 2004, Cogenco entered into a letter agreement with DMI BioSciences, Inc. ("DMI") for an agreement by which Cogenco would participate in the development of a drug for the treatment of asthma in humans. The parties modified this agreement in November 2004 and, pursuant to the modification, Cogenco paid DMI $100,000 and entered into a co-development agreement with DMI for the development of a drug for the treatment of asthma in humans (the "Old CODA"). Under the terms of the agreements, as amended, Cogenco paid DMI $3,250,000 by September 30, 2005. Once Cogenco paid DMI the full $3,250,000 it had the right to participate in revenues from sales of the asthma products but had additional funding obligations as set forth in the Old CODA.

     Also as previously disclosed, in January and February 2006, Cogenco and DMI negotiated a restated letter of intent (the "New LOI") which contemplates specific payments of $1,000,000 to DMI at the end of February, March, July, August, September, October and November 2006, for a total of $7,000,000 in additional payments. In addition, the New LOI required the negotiation of a new co-development agreement (the "New CODA") for the development of a drug for the treatment of multiple sclerosis. Cogenco and DMI signed the New CODA on February 20, 2006. The New CODA has a stated effective date of January 30, 2006. The Old CODA was terminated when Cogenco signed the New CODA (although the payments that Cogenco has made will be credited to the New CODA).

     The New LOI also amended the suggestion in the August 2004 letter agreement that the parties will attempt to negotiate a business combination between DMI and Cogenco (provided that Cogenco becomes adequately funded with at least $25,000,000). As set forth in the New LOI, if the business combination does not occur by December 15, 2006, the $3,250,000 investment will be automatically converted into 1,000,000 shares of DMI common stock and Cogenco will become a minority shareholder of DMI. The additional payments made to DMI (up to the $7,000,000 discussed in the preceding paragraph) will also be converted into DMI common stock at a price of $3.50 per share.

     Under the terms of the agreements, as amended, Cogenco paid DMI a total of $3,250,000 before September 30, 2005 (with no additional payments due or made through December 31, 2005). DMI credited these amounts to Cogenco's obligations under the New CODA. As set forth in the New LOI, if the business combination does not occur by December 15, 2006, the $3,250,000 investment will be automatically converted into 1,000,000 shares of DMI common stock and Cogenco will become a minority shareholder of DMI. The additional payments made to DMI (up to the $7,000,000 discussed in the preceding paragraph) will also be converted into DMI common stock at a price of $3.50 per share. The parties have not achieved any agreement with respect to a business transaction and are not likely to negotiate any such agreement until (if ever) Cogenco becomes adequately funded. As set forth in the New LOI, if the business combination does not occur by December 15, 2006, the $3,250,000 investment paid will be automatically converted into 1,000,000 shares of DMI common stock and Cogenco will become a minority shareholder of DMI. The additional payments made to DMI (up to the $7,000,000) will also be converted into DMI common stock at a price of $3.50 per share.

     Under the New CODA, DMI and Cogenco agreed to screen specific chemical compounds ("Compounds") for the treatment of multiple sclerosis in humans, and to perform research and development on these Compounds with the goal of commercializing any resulting products. Under the New CODA, DMI's responsibilities relate primarily to research and development and developing products for commercialization; Cogenco's primary responsibility is to provide the necessary funding, including $3,250,000 which has been paid to date and participation in the Advisory Committee. The New CODA established an Advisory Committee to supervise and coordinate, in accordance with the terms of this Agreement, all of the activities contemplated by the New CODA, including the screening of certain chemical substances, and the research, development and commercialization of products developed for the treatment of multiple sclerosis in humans. Under the New CODA, Cogenco is an equal member of the Advisory Committee with DMI.

     Cogenco does not currently have sufficient capital to meet its subsequent funding commitments to DMI under the New LOI or under the New CODA, and there can be no assurance that adequate financing will be available to Cogenco on reasonable terms when required. Based on the New LOI and the New CODA, Cogenco's additional financial obligations are a total of $7,000,000, as follows:

          $1,000,000 on or before February 28, 2006;
          $1,000,000 on or before March 31, 2006;
          $1,000,000 due on or before July 31, 2006;
          $1,000,000 on or before August 31, 2006;
          $1,000,000 on or before September 30, 2006;
          $1,000,000 on or before October 31, 2006; and $1,000,000 on or before November 30, 2006.

     In addition to those payment obligations, the New CODA also defined multi-million dollar payment obligations which are similar to Cogenco's financing obligations under the Old CODA. Those obligations are as follows:

O Cogenco must fund all research and development activities and Phase 1, Phase 2, Phase 2a, Phase 2b, and Phase 3 preclinical and clinical trials of Product candidates and Phase 4 post-marketing studies of Products pursuant to a mutually agreed upon budget;

O Cogenco must pay DMI $1,000,000 not later than five days after DMI commences Phase 1 clinical trials of a product;

O Cogenco must pay DMI $2,500,000 not later than five days after DMI commences Phase 2 or Phase 2a clinical trials of a product;

O Cogenco must pay DMI $5,000,000 not later than five days after DMI files a new drug application for a product in a "Major Market Country" as defined in the Old and New CODA; and

O Cogenco must pay DMI $10,000,000 not later than five days after regulatory approval of a product in a Major Market Country.

     If there are any profits on sales of the product or license fees (which we cannot assure) and assuming that we have completed our payment obligations, we will share the profits equally with DMI. Even though the research and development will be accomplished primarily with funds to be provided by Cogenco, the New CODA provides that DMI will retain ownership of the intellectual property relating to the Compounds and any products developed. As is indicated above, our rights to participate in the New CODA depend on our ability to meet our financial obligations. At the present time we do not have the ability to meet our financial obligations and we cannot offer any assurance that we will be able to do so.

     As described in Cogenco's Form 10-KSB for the year ended March 31, 2005, there were significant risks associated with Cogenco's participation in the Old CODA with DMI, and those risks continue under the New CODA.

Item 1.02   Termination of Material Definitive Agreement

     As described in Item 1.01, above, the Old CODA was terminated when Cogenco and DMI signed the New CODA on February 20, 2006.


Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

     Not required.

(b)  Pro forma financial information.

     Not required.

(c)  Exhibits

1.   Co-Development Agreement (confidential treatment requested)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 23rd day of February 2006.

                                      Cogenco International, Inc.

                                      By: /s/ David W. Brenman
                                      -----------------------------------
                                      David W. Brenman
                                      President